                                                             EXHIBIT 10.35

                                                      Note No.
                                                              -----------------

                              STANDARD FEDERAL BANK

                                 PROMISSORY NOTE
                                   (Term Loan)

$15,000,000.00                                                    Troy, Michigan

Due Date: July 1, 2004                                     Dated: April 16, 1998

         FOR VALUE RECEIVED, the undersigned, jointly and severally (collectively, "Borrower"), promise to pay to the order of Standard Federal Bank, a federal savings bank ("Standard Federal"), at its office set forth below, or at such other place as Standard Federal may designate in writing, the principal sum of Fifteen Million and 00/100 Dollars ($15,000,000.00), plus interest on all amounts from time to time outstanding hereunder, as hereinafter provided, all in lawful money of the United States of America.

         The principal outstanding under this Note from time to time shall bear interest ("Effective Interest Rate"), on a basis of a year of 360 days for the actual number of days amounts are outstanding hereunder, at Borrower's option, to be exercised in accordance with the procedures outlined in a Loan Agreement, dated April 16, 1998, between the Borrower and Standard Federal (the "Loan Agreement"), at the Prime-Based Rate or the Term LIBOR Rate. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

         Principal and interest shall be paid in consecutive monthly payments of principal in the amount of $200,000.00 each, plus interest accrued to the due date of each payment, commencing on May 1, 1998, and continuing on the same day of each consecutive month thereafter and a final payment on the Due Date in an amount equal to the then unpaid principal and accrued interest.

         All payments required to be paid hereunder shall first be applied to costs and expenses required to be paid hereunder, then to accrued interest hereunder and the balance shall be applied against the principal. This Note may be prepaid, in full or in part, at any time, without the payment of any prepayment fee or penalty. All partial prepayments shall be applied against the last accruing installment or amount due under this Note; and no prepayments shall affect the obligation of the undersigned to continue the regular installments hereinbefore mentioned, until the entire unpaid principal and accrued interest has been paid in full. Borrower understands that the installment payments of principal provided for herein are not sufficient to fully amortize the outstanding principal balance of this Note by the Due Date and that the final payment due on the Due Date will be a balloon payment of all then outstanding principal and accrued interest.

         Nothing herein contained, nor any transaction relating thereto, or hereto, shall be construed or so operate as to require the Borrower to pay, or charge, interest at a greater rate than the maximum allowed by the applicable law relating to this Note. Should any interest, or other charges, charged, paid or payable by the Borrower in connection with this Note, or any other document delivered in connection herewith, result in the charging, compensation, payment or earning of interest in excess of the maximum allowed by applicable law, then any and all such excess shall be and the same is hereby waived by Standard Federal, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note. If Standard Federal shall reasonably determine that the Effective Interest Rate (together with all other charges or payments related hereto that may be deemed interest) stipulated under this Note is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note, with accrued interest at the highest rate permitted to be charged by stipulation in writing between Standard Federal and Borrower, at the option of Standard Federal, shall immediately become due and payable.

         The Borrower represents and warrants that it is duly organized, validly existing and in good standing and is duly authorized to make and perform this Note, which constitutes its valid and binding legal obligation enforceable in accordance with its terms. All financial data furnished to Standard Federal in connection with this Note fairly present the financial condition of the Borrower and its subsidiaries, if any, as of the dates thereof and there has been no material adverse change in the condition (financial or otherwise) of the Borrower since such dates.

         An Event of Default shall be deemed to have occurred hereunder if any indebtedness of the Borrower to Standard Federal hereunder is not paid when due, regardless of whether such indebtedness has arisen pursuant to the terms of this Note, the Loan Agreement or any mortgage, security agreement, guaranty, instrument or other agreement executed in conjunction herewith, or if an Event of Default shall otherwise occur under the Loan Agreement.

         Upon the occurrence of any Event of Default, after the giving of any notice and the expiration of any grace, cure or notice period provided for in the Loan Agreement, if any, and if no such notice or grace, cure or notice period is so provided for in the Loan Agreement, then immediately, Standard Federal may declare the entire unpaid and outstanding principal balance hereunder and all accrued interest to be due and payable in full forthwith, without presentment, demand or notice of any kind and may exercise any one or more of the rights and remedies provided herein or in the Loan Agreement or in any mortgage, guaranty, security agreement or other document relating hereto or by applicable law. The remedies provided for hereunder are cumulative to the remedies for collection of the amounts owing hereunder as provided by law or by the Loan Agreement, or by any mortgage, guaranty, security agreement or other document relating hereto. Nothing herein is intended, nor should it be construed, to preclude Standard Federal from pursuing any other remedy for the recovery of any other sum to which Standard Federal may be or become entitled for breach of the terms of this Note or the Loan Agreement, or any mortgage, guaranty, security agreement or other instrument relating hereto.

         Borrower agrees, in case of an Event of Default under the terms of this Note or under any loan agreement, security or other agreement executed in connection herewith, to pay all costs of Standard Federal for collection of the Note and all other liabilities of Borrower to Standard Federal and enforcement of rights hereunder, including reasonable attorney fees and legal expenses including participation in Bankruptcy proceedings. During any period(s) this
Note is in default, or after the Due Date, or after acceleration of maturity, the outstanding principal amount hereof shall bear interest at a rate equal to two percent (2.0%) per annum greater than the interest rate otherwise charged hereunder. If any required payment is not made within ten (10) days after the date it is due, then, at the option of Standard Federal, a late charge of not more than four cents ($.04) for each dollar of the payment so overdue may be charged. In addition to any other security interests granted to Standard Federal, Borrower hereby grants Standard Federal a security interest in all of Borrower's bank deposits, instruments, negotiable documents, and chattel paper which at any time are in the possession or control of Standard Federal. After the occurrence of an Event of Default hereunder, Standard Federal may hold and apply at any time its own indebtedness or liability to Borrower in payment of any indebtedness hereunder.

         Acceptance by Standard Federal of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. Upon any Event of Default, neither the failure of Standard Federal promptly to exercise its right to declare the outstanding principal and accrued unpaid interest hereunder to be immediately due and payable, nor the failure of Standard Federal to demand strict performance of any other obligation of the Borrower or any other person who may be liable hereunder shall constitute a waiver of any such rights, nor a waiver of such rights in connection with any future default on the part of the Borrower or any other person who may be liable hereunder.

         Borrower and all endorsers and guarantors hereof, hereby jointly and severally waive presentment for payment, demand, notice of non-payment, notice of protest or protest of this Note, diligence in collection or bringing suit, and hereby consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Standard Federal with respect to payment or any other provisions of this Note, and to the release of any collateral or any part thereof, with or without substitution. The liability of the Borrower shall be absolute and unconditional, without regard to the liability of any other party hereto.

         This Note is executed pursuant to the Loan Agreement and is secured by a Security Agreement, dated September 15, 1994, and by a Security Agreement, dated July 19, 1995, and by a Security Agreement, dated September 15, 1994, and by a Security Agreement, dated June 22, 1995, and by a Commercial Mortgage, dated September 26, 1988, covering property located in River Rouge, Michigan, as amended of even date herewith, and by a Real Estate Mortgage with Power of Sale, dated October 13, 1988, covering property located in Cleveland County, Oklahoma, as amended of even date herewith, and by a Commercial Mortgage, Assignment of Lease and Rents, Security Agreement and Financing Statement, dated February 6, 1995, covering property located in Sterling Heights, Michigan, as amended of even date herewith, and by a Commercial Mortgage, Assignment of Lease and Rents, Security Agreement and Financing Statement, dated February 6, 1995, covering property located in Comstock Township, Michigan, as amended of even date herewith, and by an Open-End Commercial Mortgage and Assignment of Lease and Rents, dated June 29, 1993, as amended, covering property located in Winesburg, Ohio, as amended of even date herewith, and by an Open-End Commercial Mortgage and Assignment of Lease and Rents, dated June 29, 1993, as amended, covering property located in Galion, Ohio, as amended of even date herewith. Reference is hereby made to such documents for additional terms relating to the transaction giving rise to this Note, the security given for this Note and additional terms and conditions under which this Note matures, may be accelerated or prepaid.

                               BORROWER:

                               MCCLAIN INDUSTRIES, INC., a Michigan
                               corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------

                               38-1867649
                               ------------------------------------------------
                               Taxpayer Identification Number

                               MCCLAIN OF ALABAMA, INC., a Michigan
                               corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------


                               ------------------------------------------------
                               Taxpayer Identification Number

                               MCCLAIN OF GEORGIA, INC., a Georgia
                               corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------

                               58-1738825
                               ------------------------------------------------
                               Taxpayer Identification Number

                               MCCLAIN  OF OHIO, INC., a Michigan corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------


                               ------------------------------------------------
                               Taxpayer Identification Number

                               MCCLAIN OF OKLAHOMA, INC., a Michigan
                               corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------


                               ------------------------------------------------
                               Taxpayer Identification Number

                               MCCLAIN EPCO, INC., a New York corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------


                               ------------------------------------------------
                               Taxpayer Identification Number

                               SHELBY STEEL PROCESSING COMPANY, a
                               Michigan corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------

                               38-2205216
                               ------------------------------------------------
                               Taxpayer Identification Number

                               MCCLAIN TUBE COMPANY d/b/a QUALITY TUBE, a Michigan corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------


                               ------------------------------------------------
                               Taxpayer Identification Number

                               GALION HOLDING COMPANY, a Michigan
                               corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------

                               38-3060196
                               ------------------------------------------------
                               Taxpayer Identification Number

                               MCCLAIN E-Z PACK INC., a Michigan corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:   Treasurer
                                            -----------------------------------


                               ------------------------------------------------
                               Taxpayer Identification Number

                               GALION DUMP BODIES, INC., a Michigan
                               corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------

                               ------------------------------------------------
                               Taxpayer Identification Number

                               MCCLAIN GROUP SALES, INC., a Michigan
                               corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------

                               59-3241829
                               ------------------------------------------------
                               Taxpayer Identification Number

                               MCCLAIN GROUP SALES OF FLORIDA, INC., a
                               Florida corporation


                               By: Mark S. Mikelait
---------------------------       ---------------------------------------------
                                        Mark S. Mikelait

                                        Its:  Treasurer
                                            -----------------------------------


                               ------------------------------------------------
                               Taxpayer Identification Number

Standard Federal Bank, a
   federal savings bank
2600 West Big Beaver Road
Troy, Michigan 48084